SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of the report (Date of earliest event reported): March 12, 2010
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CHURCH & DWIGHT CO., INC.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	1-10585	13-4996950
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

469 North Harrison Street, Princeton, New Jersey	08543
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (609) 683-5900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, Church & Dwight Co., Inc. (the “Company”) has entered into Change in Control and Severance Agreements (the “Agreements”) with each of its executive officers. Each of the Agreements provided that if the executive officer becomes liable for payment of any excise tax under Section 4999 of the Internal Revenue Code of 1986, as amended (the "Code") with respect to any "excess parachute payments" under section 280G of the Code to be received under the Agreement in connection with a change in control, an additional payment (the “Tax Gross-Up Payment”) will be made to the executive officer. The Tax Gross-Up payment was designed so that, after payment of all excise taxes and any other taxes payable in respect of the Tax Gross-Up Payment, the executive officer would retain the same amount as if no excise tax had been imposed.

Beginning on March 12, 2010, the Company and each of its executive officers entered into Amended and Restated Change in Control and Severance Agreements (the “Amended Agreements"), including Amended Agreements with James R. Craigie, Chairman and Chief Executive Officer (March 12, 2010),  Matthew T. Farrell, Executive Vice President Finance and Chief Financial Officer (March 16, 2010), Mark G. Conish, Executive Vice President, Global Operations (March 15, 2010),  Adrian J. Huns, Executive Vice President, President International Consumer Products (March 12, 2010) and Joseph A. Sipia, Jr., Executive Vice President, President and Chief Operating Officer Specialty Products Division (March 15, 2010).  Under the Amended Agreements, the executive officers are no longer entitled to the Tax Gross-Payment.  Instead, payments under the Amended Agreements made upon a change in control of the Company that are treated as "parachute payments" under section 280G of the Code will be reduced below the threshold amount for "excess parachute payments" set forth in section 280G of the Code, if such reduction would provide the executive with greater net after-tax payments than would be the case if no reduction were made and the payments were subject to excise tax under section 4999 of the Code.  Otherwise, the executive officer will pay the excise tax. The Amended Agreements also reflected several clarifications that did not materially alter the terms of the Agreements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHURCH & DWIGHT CO., INC.

Date:	March 18, 2010	By:	/s/ Matthew T. Farrell
		Name:	Matthew T. Farrell
		Title:	Executive Vice President Finance and Chief Financial Officer